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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2005

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-27887                  33-0846191
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

   1921 E. Alton Avenue, Santa Ana, California                    92705
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     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.

        On October 10, 2005, Collectors Universe, Inc. issued a press release announcing that Professional Coin Grading Service ("PCGS"), its coin authentication and grading division, has inaugurated a new service to provide attributions according to the die-variety, initially, of Morgan design and Peace design Silver Dollars, which have become one of the most popular series of U.S. coinage among collectors. As reported in that press release, a copy of which is attached as Exhibit 99.1 to this Report, initial reaction to this new service has been positive and it is the Company's plan to extend it die-variety attribution service to other popular coin series.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

              EXHIBIT NO.     DESCRIPTION
              -----------     --------------------------------------------------
                 99.1         Press Release issued October 10, 2005 announcing
                              the inauguration of a new die-variety
                              coin attribution service by the Company's
                              PCGS Division.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    COLLECTORS UNIVERSE, INC.

Dated: October 17, 2005                             By:  /s/ JOSEPH J. WALLACE
                                                         -----------------------
                                                         Joseph J. Wallace,
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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   99.1       Press Release issued October 10, 2005 announcing the inauguration of a new die-variety coin attribution service by the Company's
              PCGS Division.

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